Exhibit 99.1

 South Plains Financial  Investor Presentation   Second Quarter, 2020  1

 Forward-Looking Statements and Disclosures   FORWARD-LOOKING STATEMENTSThis presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company”) and City Bank may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, including our estimated financial results for 2020, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized. For more information about these factors, please see South Plains’ reports filed with or furnished to the SEC, including South Plains’ most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements herein are qualified by these cautionary statement.NON-GAAP FINANCIAL MEASURESManagement believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

# A Leading West Texas Franchise

## Our Company

- Bank holding company headquartered in Lubbock, Texas with $3.6 billion in total assets
- One of the largest independent banks headquartered in West Texas
- Recently executed a successful IPO in May 2019; now one of two publicly-traded Texas institutions west of I-35
- Repeatedly recognized as an outstanding place to work, including being on American Banker's Best Banks to Work For list six consecutive times



25
40
Santa Fe
Albuquerque
40
40
New Mexico
Ruidoso
Lubbock
Ft. Worth
Dallas
30
25
20
20
Midland
El Paso
Odessa
Texas
35
Bryan /
College Station
10
10
Austin
45
San
Antonio
10
Houston
SPFI Branches (25)
655 FTE Employees

1. *Financial data as of June 30, 2020 as complied and reported by South Plains*

## Financial Snapshot (As of June 30, 2020)

**Balance Sheet** *(Dollars in thousands)*

| | 2Q20 |
|---|---|
| Total Assets | $3,584,532 |
| Total Loans Held for Investment | $2,331,716 |
| Allowance for Loan Losses | $40,635 |
| Total Deposits | $2,947,837 |
| Interest-bearing Deposits | $2,006,984 |
| Noninterest-bearing Deposits | $940,853 |
| Total Stockholders' Equity | $336,534 |

**Profitability** *(Dollars in thousands)*

| | 2Q20 |
|---|---|
| Net Income | $5,615 |
| Return on Average Assets | 0.64% |
| Return on Average Equity | 6.81% |
| Net Interest Margin | 3.79% |
| Efficiency Ratio | 63.28% |

**Capital Ratios**

| | 2Q20 |
|---|---|
| Total Stockholders' Equity to Total Assets | 9.39% |
| Tangible Common Equity to Tangible Assets | 8.68% |
| Common Equity Tier 1 to Risk-Weighted Assets | 10.51% |
| Tier 1 Capital to Average Assets | 9.60% |
| Total Capital to Risk-Weighted Assets | 14.36% |

**Asset Quality**

| | 2Q20 |
|---|---|
| Nonperforming Loans to Total Loans Held for Investment | 0.45% |
| Nonperforming Assets to Total Assets | 0.33% |
| Allowance for Loan Losses to Total Loans Held for Investment | 1.74% |
| Net Charge-Offs to Average Loans Outstanding (annualized) | 0.27% |

South Plains Financial, Inc.

3

# Our History and Growth Profile

## Our History

- First State Bank of Morton, a community bank that held approximately $1 million of total assets in 1941
- Parent company to First State Bank of Morton acquired South Plains National Bank of Levelland, Texas in 1991 and changed its name to South Plains Bank
- Company became the holding company to First State Bank of Morton and South Plains Bank in 1993
- Acquired City Bank in 1993, which was originally established in Lubbock in 1984, and merged First State Bank of Morton and South Plains Bank into City Bank in 1998 and 1999, respectively
- $59.2 million initial public offering on May 8, 2019, pricing with-in the range at $17.50
- Recently closed the $76.1 million acquisition of West Texas State Bank which added six branches to the Midland / Odessa area and approximately $430 million in assets
- Today we serve our customers through 25 full-service banking locations across six geographic markets, and 13 mortgage loan production offices

## Total Assets(1)



$2,537
$2,501
$2,573
$2,713
$3,237
2015
2016
2017
2018
2019

## Loans and Deposits(1)



Gross Loans Held For Investment
Total Deposits
$1,679
$2,127
$1,661
$2,091
$1,838
$2,154
$1,957
$2,277
$2,144
$2,697
2015
2016
2017
2018
2019

## Tangible Common Equity(1)



$145
$150
$158
$155
$279
2015
2016
2017
2018
2019

1. *Source: Company filings and documents; in $ Millions*

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 Investment Highlights  5  Improving Profitability  Organic Growth  Strong Credit Culture  Enterprise Risk Management  Experienced Management Team   Emphasize Community Banking  Capital Allocation to Drive Value    1  2  3  4  5  6  7

# 1 Experienced Management Team



**Curtis C. Griffith**
*Chairman & Chief Executive Officer*

- Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979
- Elected Chairman of the First State Bank of Morton board in 1984
- Chairman of the Board of City Bank and the Company since 1993



**Cory T. Newsom**
*President*

- Entire banking career with the Company focused on lending and operations
- Appointed President and Chief Executive Officer of the Bank in 2008
- Joined the Board in 2008



**Steven B. Crockett**
*Chief Financial Officer & Treasurer*

- Began his career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas
- Appointed Chief Financial Officer in 2015
- Controller of the Bank and The Company for 14 and 5 years respectively



**Brent A. Bates**
*City Bank's Chief Credit Officer*

- Joined City Bank in February 2020
- Division Cred Officer for Simmons First National Corp
- EVP and Chief Credit Officer of Southwest Bancorp, Inc.



**Mikella D. Newsom**
*Chief Risk Officer & Secretary*

- 24-year banking career
- Appointed Chief Risk Officer of the Company in 2019
- Chief Risk Officer of the Bank for 5 years
- Appointed Secretary of the Company in 2013
- Previously Chief Financial Officer of the Bank

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  Significant Insider Share Ownership  Stakeholders / Insiders currently own approximately 40.4% of the Company    7      Shares(1)      Name  Title  Position  % Outstanding  Market Value (000’s)  South Plains Financial ESOP  ESOP  2,678,648  14.83  $35,733  Curtis C. Griffith  Chairman & CEO  2,480,913  13.74  $33,095  Henry Taw, L.P. *  Individual  1,703,787  9.43  $22,729  Cory T. Newsom  President & Director  206,954  1.15  $2,761  Noe G. Valles  Director  83,272  0.46  $1,111  Steven B. Crockett  CFO & Treasurer  47,512  0.26  $634  Richard D. Campbell  Lead Director  43,899  0.24  $586  Kelly L. Deterding  Pres. Insur Division & SVP of Insur Dev (Bank)  21,729  0.12  $290  Mikella D. Newsom  Chief Risk Officer and Secretary  17,822  0.10  $238  Kyle R. Wargo  Director  7,672  0.04  $102  Allison S. Navitskas  Director  3,672  0.02  $49  Cynthia B. Keith  Director  3,672  0.02  $49  Total    7,299,552  40.42%  $97,377            Market data as of July 22, 2020; Shareholder information as of June 17, 2020. Source: Company filings and documents; S&P Global Market Intelligence  1  * - Voting power for shares is with Richard D. Campbell

  Emphasize Community Banking    8  2  Our strategy - deliver best-in-class customer service and achieve our goal of becoming the preferred community bank in our market areasTo achieve our goal - we build long-lasting relationships with our customers by delivering high quality products and services Our focus on providing “big bank” products with the personal attention of a community bank resonates with our customers and drives market shareOur customer service-driven, community-focused business model differentiates our company from competitors, many of which are larger out-of-market banks  Our Goal  We measure success by the support that we can provide to our local communities, not the level of business that we can achieveProviding service and aid to our communities is, ultimately, how we have succeeded over our long historyOur dedication and commitment is at the core of City Bank’s culture as we encourage our employees to volunteer, including as part of their workOur employees have partnered with Meals on Wheels to help care for senior citizens in Lubbock and the Bank has also been a long time supporter of the South Plains Food Bank and have made a five year, $150,000 pledge  Dedicated to Supporting our Communities

# ② Our Markets of Operation

| Market | Branches(1) | Deposits (millions)(1) | Market Highlights |
|---|---|---|---|
| Lubbock / South Plains | 10 | $1,744 | ✓ Population in excess of 315,000 with major industries in agribusiness, education, and trade among others<br>✓ Home of Texas Tech University – enrollment of 39,000 students |
| Permian Basin | 6 | $357 | ✓ Area produces about 50% of the crude oil in Texas and accounts for 20% of U.S. oil output<br>✓ Responsible for the production of nearly four million barrels of crude oil per day, or roughly one third of Total U.S. oil production |
| Dallas / Ft. Worth | 3 | $266 | ✓ DFW is the largest MSA in Texas and fourth largest in the nation<br>✓ Responsible for producing 33% of Texas GDP in 2018<br>✓ Home to 24 Fortune 500 Companies |
| Ruidoso / Eastern New Mexico | 2 | $138 | ✓ Serves as a regional economic hub<br>✓ Large investments from developers over the past ten years – housing subdivisions, condominiums, retail establishments, etc.<br>✓ Growing retirement community |
| El Paso | 2 | $109 | ✓ Population of 850,000+ with major military presence through Fort Bliss<br>✓ Adjacent to Juarez, Mexico, which has a growing industrial center, and an estimated population of 1.5 million people<br>✓ Home to four universities including The University of Texas at El Paso |
| Bryan / College Station | 1 | $66 | ✓ Home to Texas A&M University – enrollment of 69,000 students<br>✓ Ranked first in Texas and third nationwide for Best Small Places for Business and Careers in 2017 by Forbes |
| Houston / The Woodlands | 1 | $26 | ✓ Second largest MSA in Texas and fifth largest in the nation<br>✓ Home to 19 Fortune 500 Companies<br>✓ Called the "Energy Capital of the World," the area also boasts the world's largest medical center and second busiest port in the U.S. |

1. *Deposit data as of June 30, 2019 as complied and reported by S&P Global Market Intelligence. Source: FDIC; S&P Global Market Intelligence*

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# ❷ Our Markets of Operation (Cont'd)

## Lubbock, Texas – Our Home Market

- Major industries include agriculture – primarily cotton, corn, and grain sorghum – as well as education, trade and transportation, health services and government
- Home to Texas Tech University – enrollment ranks within the top 10 for universities in Texas as of Spring 2019 at 39,000+ students
- The Lubbock MSA reports unemployment of 2.8% for 2019
- Forbes listed Lubbock as one of its "Best Places for Business and Careers" during 2018



## Deposit Market Share: Lubbock MSA

| | | Headquarters | | In-Market | | |
|---|---|---|---|---|---|---|
| Rank | Institution | City | State | Branches | Deposits (Millions)[(1)] | Market Share |
| 1 | Hilltop Holdings | Dallas | TX | 11 | $1,734 | 19.3% |
| 2 | South Plans Financial | Lubbock | TX | 9 | $1,527 | 17.0% |
| 3 | Heartland Financial USA | Dubuque | IA | 10 | $899 | 10.0% |
| 4 | Wells Fargo | San Francisco | CA | 10 | $814 | 9.1% |
| 5 | Amarillo National Bancorp | Amarillo | TX | 9 | $791 | 8.8% |
| 6 | Prosperity Bancshares | Houston | TX | 15 | $728 | 8.1% |
| 7 | Peoples Bancorp | Lubbock | TX | 6 | $418 | 4.7% |
| 8 | Bank of America | Charlotte | NC | 2 | $362 | 4.0% |
| 9 | Vista Bancshares | Dallas | TX | 7 | $274 | 3.1% |
| 10 | Happy Bancshares | Canyon | TX | 6 | $269 | 3.0% |
| 11 | Americo Bancshares | Wolfforth | TX | 5 | $222 | 2.5% |
| 12 | Plains Bancorp | Dimmitt | TX | 3 | $167 | 1.9% |
| 13 | Lone Star State Bancshares | Lubbock | TX | 1 | $156 | 1.7% |
| 14 | First Bancshares of Texas | Midland | TX | 2 | $138 | 1.5% |
| 15 | BBVA | Bilbao | Spain | 2 | $136 | 1.5% |
| Top 1 - 10 Total | | | | 98 | $8,633 | 96.2% |
| Total For Market (25) | | | | 114 | $8,977 | 100.0% |

1. *Deposit data as of June 30, 2019 as complied and reported by S&P Global Market Intelligence. Source: BLS; FDIC; S&P Global Market Intelligence; Lubbock Chamber of Commerce; Forbes*

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  Enterprise Risk Management     11  3  We implemented a rigorous enterprise risk management (“ERM”) system in the aftermath of the financial crisis, and view this development as a defining event for our institution  This system delivers a systematic approach to risk measurement and enhances the effectiveness of risk management across the institution  Integrating this system into our culture and strategic decision making has improved all functional areas of the business  Significantly improved asset quality by enhancing our underwriting process, and establishing a specific credit appetite that aligns to the broader enterprise risk management framework  Operational oversight heightened to include monitoring for potential personnel, process and systems issues  We have also implemented monitoring and controls for other functional areas such as:Information security and technology, vendor management, liquidity, interest rate risk, compliance, and company reputation  The ERM program has positioned our Company to better consummate acquisitions with less risk and increased cost savings  We believe we are one of the only community banks in our size range and market area to implement such a comprehensive risk management system

  Our Credit Culture    12  We have a service-driven, relationship-based, business-focused credit culture, rather than a price-driven, transaction-based cultureSubstantially all of our loans are made to borrowers located, or operating, in our primary market areas with whom we have ongoing relationships across various product linesThe few loans secured by properties outside of our primary market areas were made to borrowers who are otherwise well-known to usWe adhere to what we believe are disciplined underwriting standards, but also remain cognizant of serving the credit needs of customers in our primary market areas by offering flexible loan solutions in a responsive and timely mannerOur lending policies do not provide for loans that are highly speculative, subprime, or that have high loan-to-value ratiosWe maintain asset quality through an emphasis on:  These components, together with active credit management, are the foundation of our credit culture, which we believe is critical to enhancing the long-term value of our organization to our customers, employees, shareholders and communities  4  Local market knowledge   Long-term customer relationships   Consistent and thorough underwriting   Conservative Credit Culture  Loan Portfolio Diversity   Relationship Focused

  Loan Approval Process    13    Striking a Balance Between:  In Our Decision Making and Responsiveness to Customers  Prudence  Disciplined Underwriting  Flexibility  Loans in excess of an individual officer’s lending limit up to $1 million may be approved by one (of three) lending and credit senior officersLoans to relationships between $1 million and $15 million are approved by our Lending Market Committee, or the Executive Loan Committee, depending on sizeLoans to relationships in excess of $15 million are to be approved by the Board Credit Risk CommitteeThese limits are reviewed periodically by the Company’s Board of DirectorsWe believe that our credit approval process provides for thorough underwriting and efficient decision making  4

 Credit Quality    14  2Q’20 Highlights  Credit Quality Ratios  Recorded a $13.1 million provision for loan losses in Q2’20 as compared to $6.2 million in Q1’20 due primarily to management’s conservative and cautious approach Total classified loans increased to $95 million in Q2’20 from $39 million in Q1’20 largely due to downgrades in the hotel portfolio. A majority of hotel loans are performing as agreed, including recently modified terms  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI

# Covid-19 Cumulative Loan Modifications

## Loan Modifications

*$ In Thousands*



500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
$142,406
$354,109
$431,882
$464,388
March
April
May
June
6 mo-IO
90 Day Deferral
Consumer
Mtg. Deferral
Other

## 2Q'20 Highlights

- ✓ The Company has taken an aggressive and proactive approach to managing credit in light of the economic uncertainty
- ✓ Most at-risk loans over $1 million have been assigned to the Chairman, CEO, CLO, or CCO for additional oversight
- ✓ Additionally, customers were offered a range of loan modifications with interest only being the preferred option by the Bank
- ✓ Through June 30, 2020, 19.9% of the Bank's portfolio has been modified with 64% being interest only
- ✓ Interest only remains the preferred loan modification as it better aligns the needs of the customer and the Bank

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15

❺ # Organic Growth Strategy

## Homegrown Returns

- We focus on leveraging our banking platform as we have expanded into large metropolitan markets, such as Dallas and Houston, where we target customers looking for our relationship-based approach to banking and our sophisticated products and services
- Our strategy is to continue gathering low-cost deposits in smaller, non-metropolitan markets and deploy them in larger, more dynamic lending markets, where we have had strong success

| *(Dollars in thousands)* | Deposits[3] | | Loans[3] | | |
|---|---|---|---|---|---|
| | Amount | Overall % | Amount | Overall % | Loans/Deposits |
| Metropolitan Markets[1] | $ 435,606 | 16.2% | $ 577,387 | 26.9% | 132.5% |
| Community Markets[2] | $ 2,261,251 | 83.8% | $ 1,566,236 | 73.1% | 69.3% |

- We are actively recruiting additional lenders and employees from other institutions. We have had success in this area which we believe is attributable to our employee ownership, long-standing market presence and desirable culture in which our employees can thrive
- We also cross-sell our various banking products, including our deposits and treasury wealth management to our commercial loan customers, which we believe provides a basis for expanding our banking relationships

1. *Includes three Dallas, TX branches, two El Paso, TX branches, and one Houston, TX branch*
2. *Includes eleven branches in the Lubbock/South Plains market area, six branches in the Permian Basin, TX, two branches in Ruidoso/Eastern, NM, and one branch in Bryan/College Station, TX*
3. *Deposit and Loan data as of December 31, 2019*

South Plains Financial, Inc.

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# 6 Capital Allocation to Drive Value

## Growth Through Accretive M&A

- We plan to take advantage of acquisition opportunities, and use a combination of public stock and cash to become the acquirer of choice in our core markets of West Texas and New Mexico
- Catalysts for acquisition activity include management succession, shareholder liquidity needs, scale, and excessive regulation
- There are 160 other banks in our markets with between $250 million and $1.0 billion in total assets, which provides us with ample opportunities to drive growth and increase shareholder value
- Management employs a strict framework for analyzing potential acquisition opportunities including:
  - Substantial earnings accretion
  - Reasonable tangible book value dilution
  - Acceptable earn-back period
  - Strong Internal Rate of Return
- Completed the acquisition of West Texas State Bank on November 12, 2019



Santa Fe
Albuquerque
New Mexico
Ruidoso
El Paso
Lubbock
Midland
Odessa
Ft. Worth
Dallas
Texas
Bryan / College Station
Austin
San Antonio
Houston
SPFI Branches (25)
655 FTE Employees

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# ❻ Our Acquisition Strategy

## Commentary

- ✓ We plan to take advantage of acquisition opportunities, and use a combination of public stock and cash to **become the acquirer of choice** in West Texas
- ✓ Catalysts for acquisition activity include:
  - Management succession
  - Shareholder liquidity needs
  - Scale, and
  - Excessive regulation
- ✓ We believe we have ample opportunities to make acquisitions that increase shareholder value:
  - There are 25 banks located in the West Texas market area with total assets between $250 million and $2.0 billion

## Strategy Guidelines

| Metric | Promised? | Delivered? |
|---|---|---|
| Contiguous West Texas Market | ✓ | ✓ |
| Manageable Size | ✓ | ✓ |
| Attractively Priced | ✓ | ✓ |
| Substantial EPS Accretion | ✓ | ✓ |
| TBV Earnback < 4 Years | ✓ | ✓ |
| TBV Dilution Under 10% | ✓ | ✓ |
| Strong IRR | ✓ | ✓ |

**We Deliver on our Promises to Execute Thoughtful M&A, as Seen in our Most Recent Transaction**

*Source: S&P Global Market Intelligence*

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# ❻ Expansion into Midland / Odessa Markets

## Branch Overview


Santa Fe
Albuquerque
Amarillo
Morton
Idalou
Lubbock
Levelland
Ruidoso
Plano
Dallas
Forney
Abilene
El Paso
Midland / Odessa
College Station
Austin
Houston
San Antonio
Corpus Christi
Laredo
WEST TEXAS State Bank
SPFI (19)
WTSB (6)

## West Texas State Bank Highlights

- ✓ West Texas State Bank ("WTSB") was headquartered in Odessa, Texas and operated six bank branches across five West Texas communities
- ✓ WTSB had a low cost deposit base, a clean loan portfolio, and high quality bankers in an attractive region
- ✓ At closing on November 12, 2019, WTSB had $429 million in assets, $205 million in loans, and $376 million in deposits
- ✓ Systems integration was completed in March of 2020 and all six branch locations have been re-branded to City Bank
- ✓ Expense reductions plans are on-going and the acquisition is expected to be solidly accretive with a tangible book value per share earn back of less than four years
- ✓ Management is also pursuing revenue synergies through the cross selling of City Bank's mortgage, wealth management and trust products to its new customers in the Permian Basin

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# ❻ Priority Expansion Markets – West Texas

**Midland/ Odessa**

- ✓ Located along Permian Basin, which is a petroleum rich area that extends into the South Plains region of Lubbock and west into the southeastern portion of New Mexico
- ✓ The Permian Basin has been called the "Heart of American Oil Country" and is responsible for the production of nearly four million barrels of crude oil per day, or roughly one third of total U.S. oil production
  - Led the nation in job growth, with employment surging by nearly 12% during 2018
  - More than 200 drilling rigs, contributing to a material portion of operating rigs in the U.S.
  - Analysts predict the region's output will expand over time due to cost-reducing advances in hydraulic fracturing

**El Paso**

- ✓ Adjacent to Juarez, Mexico, which has a growing industrial center and an estimated population of 1.5 million people, and has contributed to significant growth in the El Paso MSA
- ✓ Civil employers include a number of universities, including The University of Texas at El Paso, The Texas Tech School of Medicine, El Paso Community College, and Vista College
- ✓ Home to Fort Bliss, which houses the 1st Armored Division, the 32nd Army Air and Missile Defense Command and the 402nd Field Artillery Brigade, among other major units




40
Lubbock
Ft. Worth
Dallas
30
Midland
20
20
El Paso
Odessa
Bryan / College Station
10
Austin
35
45
San Antonio
Houston



South Plains Financial, Inc.
20

  Improving Profitability    21  We have invested heavily into our infrastructure including:Our Enterprise Risk Management system State-of-the-art operations center which houses the Bank’s back-office processing for deposit operations, loan operations, mortgage operations, and corporate trainingDigital and payment technologies including improved remote deposit capture software for business customers, expanded usage of electronic signatures, online account tools, and technologies that facilitate more efficient item processing These investments position the Bank to scale to more than $5 billion in assets through both organic growth and accretive, strategic M&A without commensurate additional expenses  Long Term Goal: Deliver peer average or better ROA’s and ROE’s  6

 Investment Highlights  22  Improving Profitability  Organic Growth  Strong Credit Culture  Enterprise Risk Management  Experienced Management Team   Emphasize Community Banking  Capital Allocation to Drive Value    1  2  3  4  5  6  7

 Financial Update  23

# Second Quarter 2020 Highlights

- ✓ Pre-Tax, Pre-Provision income of $20.1 million, compared to $15.1 million in Q1'20 and $8.6 million in Q2'19
- ✓ Net Income of $5.6 million, compared to $6.1 million in 2Q'19
- ✓ Earnings per share of $0.31, compared to $0.37 in 2Q'19
- ✓ Provision for loan loss of $13.1 million, compared to $875,000 in Q2'19
- ✓ Nonperforming assets to total assets were 0.33% at June 30, 2020, compared to 0.28% at March 31, 2020 and 0.37% at June 30, 2019
- ✓ Average cost of deposits declined 69 basis points to 39 basis points, compared to 108 basis points in 2Q'19
- ✓ Net Interest Margin of 3.79%, compared to 4.13% in 1Q'20. PPP loan originations impacted NIM by 24 basis points
- ✓ Actively assisting customers in accessing the Small Business Administration's Paycheck Protection Program created under the CARES Act and have originated ~ $216 million in PPP loans
- ✓ Efficiency ratio was 63.28%, compared to 77.46% in 2Q'19
- ✓ Book value per share of $18.64, compared to $18.10 in 1Q'20

Note: Pre-tax, pre-provision incomeis a non-GAAP measure. See slide 20 for the reconciliation to GAAP

South Plains Financial, Inc.
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# COVID-19 Update

## Impact of COVID-19 on Our…

### …Employees

- Our Business Continuity Oversight Committee monitored the spread of the COVID-19 pandemic since late January 2020
- As the pandemic escalated the Company created a **Pandemic Task Force** to implement the Company's Business Continuity Plan to ensure the safety of the Company's employees, and customers, while maintaining the operational and financial integrity:
  - Essential employees: strict protocols for employees deemed essential were adopted to ensure adequate social distancing, and all Bank facilities are receiving incremental cleaning and sanitization
  - Non-essential employees: transitioned to a work-from-home environment
- The Company also provided support for the Bank's employees who are working remotely
- No employees have been laid-off as a result of the COVID-19 pandemic

### …Customers

- Lobby access limited to appointment-only, while providing essential banking services through our drive-through windows and digital platforms
- Actively working with borrowers in sectors most affected by the pandemic, and offering loan modifications
- Our relationship-driven approach holds true as the Bank's Chairman, CEO, CCO and CLO partnered with lenders to proactively address credits and assist borrowers bridge the gap until the economy begins to normalize
- Offered varying forms of loan modifications ranging from 90-day payment deferrals to 6- to 12-month interest only terms to provide borrowers relief
  - As of June 30, 2020, total loan modifications attributed to COVID-19 had increased to approximately $464 million, or 19.9%, of the Company's loan portfolio
  - Approximately 64% of the modifications were for six months of interest only

### …Community

**PPP Participation**

- As of June 30, 2020, approximately $215 million in PPP loans had been originated for over 2,000 customers
- The Company has utilized its lines of credit with the Federal Home Loan Bank of Dallas (the "FHLB") and / or the Federal Reserve Bank of Dallas (the "FRB") to supplement funding for these loans as needed
- Helping customers access PPP loans is just one way that the Company has been helping its customers and communities during this challenging time
- The Company has also been a strong supporter of the South Plains and Permian Basin food banks, respectively; and recently increased its financial support given the challenging economic environment for so many

South Plains Financial, Inc.

25

 Loan Portfolio    26  Total Loans increased $229.9 million compared to 1Q’20Loan growth was driven by origination of $215.3 million in PPP loans and $34.7 million in seasonal Ag loan fundings This growth was partially offset by $24.4 million in paydowns in non-residential consumer loans and direct energy loansClosed more than 2,000 PPP loans in the quarter2Q’20 Yield of 5.26%; a decrease of 50 bps compared to 1Q’20 excluding PPP loans  2Q’20 Highlights  Total Loans Held for Investment$ in Millions

# Loan Portfolio

## Portfolio Composition



Residential Construction, 4%
Other Consumer, 3%
Auto Loans, 9%
1-4 Family Residential, 15%
Commercial - Specialized, 14%
Commercial - General, 27%
Commercial Real Estate, 28%
Net Loans
2Q'20: $2.3 Billion

## 2Q'20 Highlights

- ✓ Commercial Real Estate includes:
  - Comm. LDC & Res. LD – 9%
  - Hospitality – 5%
- ✓ Commercial – General includes:
  - PPP – 9%
  - Owner – Occ. Rest. & Retail – 4%
- ✓ Commercial – Specialized includes:
  - Agricultural production – 6%
  - Direct energy – 3%

South Plains Financial, Inc.
27

# Select Loan Industry Concentration Detail

## As of June 30, 2020

### Direct Energy

- Total loans of $79 million
- 91% support services, 9% upstream
- Nearly 100% Permian and Palo Duro Basins
- 20% of energy sector classified
  - Zero non-accrual credits
- ALLL on energy sector is 5.7%

**Energy Support Services by Type**


Real Estate Secured, 16%
CD Secured, 2%
Waste Water, 6%
Compression, 40%
Exploration, 8%
Production, 28%

### Hospitality

- Total loans of $115 million on operating hospitality*
- $26 million in hotels under construction
- Unfunded commitments are $24 million
- 78% of balances are to limited service hotels
- ALLL on operating hospitality is 6.8%*

* Does not include loans reported in construction and development

**Hospitality by Geography**


El Paso, 29%
Dallas / Ft. Worth, 20%
Permian, 20%
Amarillo, 11%
Lubbock, 8%
Other, 12%

South Plains Financial, Inc.
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 Noninterest Income    29  Noninterest Income$ in Millions  2Q’20 Highlights  Noninterest income is $24.9 million, compared to $18.9 million in 1Q’20The increase in 2Q’20 compared to 1Q’20 due to:An increase in mortgage banking activities revenue of $9.2 millionPartially offset by a $2.3 million gain on sale of securities in 1Q’20Fee income primarily driven by mortgage operations, debit card and other bank service charge income, and income from insurance, trust and investment services business

 Diversified Revenue Stream  Six Months Ended June 30, 2020    30  Total Revenues$104.4 million  Noninterest Income$43.8 million

 Net Interest Income and Margin    31  Net Interest Income & Margin$ in Millions  2Q’20 Highlights  Net interest income of $30.4 million, compared to $24.8 million in 2Q’19The increase as compared to 2Q’19 was a result of:A $429 million rise in average loans primarily from the WTSB acquisition and PPP loans This was partially offset by a decrease in overall rates in 1Q’202Q’20 NIM of 3.79%; a decrease of 34bps and 9bps, compared to 1Q’20 and 2Q’19, respectivelyPPP loan origination reduced the 2Q’20 NIM by 11bps as compared to 1Q’20

 Deposit Portfolio  32  Total Deposits$ in Millions  2Q’20 Highlights  Total Deposits increased $282 million, compared to 1Q’20The increase was largely due to organic growth and PPP loan fundings that are still on depositNoninterest-bearing deposits grew $200 million compared to 1Q’20 Noninterest-bearing deposits represented 31.9% of deposits in 2Q20, compared to 27.8% in Q1’20 and 22.5% in 2Q’19

 Investment Securities    33  2Q’20 Highlights  Investment Securities totaled $730.7 million for 2Q’20Securities decreased $4.1 million from 1Q’20All municipal bonds are in TexasAll MBS, CMO, and Asset Backed securities are U.S. Government or GSE  2Q’20 Securities Composition  $730.7mm  Securities & Cash$ in Millions

 Noninterest Expense and Efficiency  34  Noninterest Expense$ in Millions  2Q’20 Highlights  Noninterest expense for 2Q’20 increased due to an increase of $2.2 million in commissions and higher variable expenses related to strong mortgage activityPartially offset by higher expenses in 1Q’20 for data conversion expenses and purchases to upgrade equipment Management continues to focus on reducing fixed expenses to drive improved profitability  Note: Adjusted Efficiency Ratio is a non-GAAP measure. See slide 38 for the reconciliation to GAAP

# Balance Sheet Growth and Development

## Balance Sheet Highlights

*$ in Millions*



$2,777.2
$3,584.5
$1,935.7
$2,331.7
$2,281.9
$2,947.8
$291.1
$336.5
Total Assets
Total Loans HFI
Total Deposits
Total Stockholders' Equity
June 30, 2019
June 30, 2020

## Tangible Book Value Per Share



$16.19
$16.47
$15.46
$16.54
$17.06
2Q19
3Q19
4Q19
1Q20
2Q20

## 2Q'20 Highlights

- ✓ Total Deposits were $2.9 billion as of 2Q'20, compared to $2.3 billion in 2Q'19:
  - $343 million from the assumption of deposits in the WTSB acquisition
  - Organic growth and PPP loan fundings still on deposit
- ✓ Total Loans HFI were $2.3 billion as of 2Q'20, compared to $1.9 billion in 2Q'19
  - $215 million of the increase was the result of PPP originations and $180 million net increase from the WTSB acquisition
- ✓ Tangible Book Value Per Share of $17.06 for the period ended June 30, 2020

Note: Adjusted Efficiency Ratio is a non-GAAP measure. See slide 39 for the reconciliation to GAAP

South Plains Financial, Inc.
35

Strong Capital Base    36  Total Stockholders’ Equity to Total Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio

 Appendix  37

 Non-GAAP Financial Measures    38    As of and for the quarter ended                               June 30,2020       March 31,2019       December 31,2019       September 30,2019       June 30,2019    Efficiency Ratio                                            Noninterest expense  $  35,207     $  34,011     $  31,714     $  30,028     $  29,930                                               Net interest income     30,448        30,199        28,624        26,568        24,837  Tax equivalent yield adjustment     290        145        133        103        101  Noninterest income     24,896        18,875        16,740        14,115        13,703  Total income     55,634        49,219        45,497        40,786        38,641                                               Efficiency ratio     63.28%        69.10%        69.71%        73.62%        77.46%                                               Noninterest expense  $  35,207     $  34,011     $  31,714     $  30,028     $  29,930  Less:  net loss on sale of securities     -        -        (27)        -        -  Adjusted noninterest expense     35,207        34,011        31,687        30,028        29,930                                               Total income     55,634        49,219        45,497        40,786        38,641  Less:  net gain on sale of securities     -        (2,318)        -        -        -  Adjusted total income     55,634        46,901        45,497        40,786        38,641                                               Adjusted efficiency ratio     63.28%        72.52%        69.65%        73.62%        77.46%  Unaudited$ in Thousands  Pre-Tax, Pre-Provision Income                                            Net income  $  5,615     $  7,083     $  10,109     $  8,258     $  6,080  Income tax expense     1,389        1,746        2,645        1,977        1,655  Provision for loan losses     13,133        6,234        896        420        875                                               Pre-tax, pre-provision income  $  20,137     $  15,063      $  13,650     $  10,655     $  8,610

 Non-GAAP Financial Measures    39    As of             June 30,2020       December 31,2019    Tangible common equity                 Total common stockholders' equity  $  336,534     $  306,182  Less:  goodwill and other intangibles     (28,414)        (27,389)                    Tangible common equity  $  308,120     $  278,793                    Tangible assets                 Total assets  $  3,584,532     $  3,237,167  Less:  goodwill and other intangibles     (28,414)        (27,389)                    Tangible assets  $  3,556,118     $  3,209,778                    Shares outstanding     18,059,174        18,036,115                    Total stockholders' equity to total assets     9.39%        9.46%  Tangible common equity to tangible assets     8.66%        8.69%  Book value per share  $  18.64     $  16.98  Tangible book value per share  $  17.06     $  15.46  Unaudited$ in Thousands